Exhibit 10.2
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ASSET PURCHASE AGREEMENT
by and between
DUSA PHARMACEUTICALS, INC., SELLER,
and
ACELLA PHARMACEUTICALS, LLC, PURCHASER
Dated as of June 30, 2011

Note: Certain portions of this document have been marked “[c.i.]” to indicate that confidential treatment has been requested for this confidential information. The confidential portions have been omitted and filed separately with the Securities and Exchange Commission.
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i

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ii

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LIST OF EXHIBITS

Exhibit A	-	Assignment of Domain Names
Exhibit B	-	Assignment of Patent
Exhibit C	-	Assignment of Trademarks
Exhibit D	-	Bill of Sale and Assignment Agreement

LIST OF SCHEDULES

Schedule 1.1(a)	-	Product Domain Names
Schedule 1.1(b)	-	Trademarks
Schedule 1.1(c)	-	Patent
Schedule 2	-	Product Information
Schedule 3.4	-	Intellectual Property Disclosure

iii

Note: Certain portions of this document have been marked “[c.i.]” to indicate that confidential treatment has been requested for this confidential information. The confidential portions have been omitted and filed separately with the Securities and Exchange Commission.
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ASSET PURCHASE AGREEMENT
     THIS ASSET PURCHASE AGREEMENT (this “Agreement”), dated as of June 30, 2011 (“Effective Date”) is entered into by and among DUSA Pharmaceuticals, Inc., a New Jersey corporation (“Seller”) and Acella Pharmaceuticals, LLC (“Purchaser”). Each of Seller and Purchaser are at times referred to each as a “Party” and, collectively, as the “Parties.”
PRELIMINARY STATEMENTS
     A. Seller owns all rights, title, claim and interest to the Purchased Assets (defined below);
     B. Seller has determined that the sale of the Purchased Assets, on the terms and conditions set forth herein, is consistent with and in furtherance of the business strategies of Seller;
     C. Purchaser has determined that the purchase of the Purchased Assets, on the terms and conditions set forth herein, is consistent with and in furtherance of the business strategies of Purchaser; and
     D. Seller desires to sell the Purchased Assets and Purchaser desires to purchase the Purchases Assets from Seller, on the terms and conditions set forth herein.
     NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants, agreements and provisions set forth in this Agreement, and in the Other Agreements, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and received, and intending to be legally bound hereby, the Parties agree as follows:
SECTION 1
DEFINITIONS
     1.1 Definitions. All capitalized terms used in this Agreement shall have the meanings specified in this Section 1.1 or elsewhere in this Agreement, as applicable. The following terms shall have the meanings set forth below for the purposes of this Agreement:
     “Act” means the United States Federal Food, Drug, and Cosmetic Act, as amended, and regulations promulgated thereunder.
     “Action” means any claim, action, suit, arbitration, inquiry, audit, proceeding or investigation by or before any Governmental Authority.
     “Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls or is controlled by, or is under direct or indirect common control with, such Person. For purposes of this definition, a Person shall be deemed, in any event, to control another Person if it owns or controls, directly or indirectly, at least [c.i.] of the voting equity of the other Person or

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has the power to direct or cause to the direction of the management of the other Person, whether through ownership of voting securities or otherwise.
     “Agreement” has the meaning set forth in the introductory paragraph of this Agreement.
     “Assignment of Domain Names” means the Assignment of Domain Names agreement executed by Seller and the Purchaser in substantially the form of Exhibit A.
     “Assignment of Patent” means the Assignment of Patent agreement executed by Seller and the Purchaser in substantially the form of Exhibit B.
     “Assignment of Trademarks” means the Assignment of Trademarks agreement executed by Seller and the Purchaser with respect to the Trademarks, in substantially the form of Exhibit C.
     “Bill of Sale” means the Bill of Sale and Assignment Agreement executed by Seller and the Purchaser in substantially the form of Exhibit D.
     “Business Day” means any day other than a Saturday, a Sunday or any day on which banks are authorized or required to be closed in the United States.
     “Closing” means the closing of the purchase and sale of the Purchased Assets contemplated by this Agreement.
     “Closing Date” has the meaning set forth in Section 2.4.
     “Confidential Information” means (i) any and all business, technical and non-technical information of Seller including without limitation, Seller’s respective information concerning research, development, design details and specifications, engineering, technology, software programs (including source code), formulae, invention, techniques, processes, technical information, financial information, procurement requirements, purchasing, manufacturing, price lists, key personnel, suppliers (including agreements with suppliers), customers, prospective customers, policies or operational methods, plans for future developments, business forecasts, sales and merchandising, and marketing plans and information, in whatever form disclosed; and (ii) the terms and conditions of this Agreement, the Other Agreements and any other agreements entered into or proposals exchanged by the Parties, except such disclosures as may be required under Section 6.1.3. Confidential Information will not include information which: (w) is available publicly or known to Purchaser prior to the disclosure hereunder as established by competent documentary evidence; (x) becomes known to the public other than by the act or omission of Purchaser; (y) is disclosed to Purchaser by a third party having no obligation of confidentiality, direct or indirect, to Seller; or (z) corresponds to that furnished by Seller to any third party on a non-confidential basis.
     “Control” or “Controlled by” means, with respect to intellectual property, the ability of a Party (collectively with its Affiliate(s)), whether by ownership, license or otherwise, to grant a license or sublicense.

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     “DSHEA” means the Dietary Supplement Health and Education Act of 1994 (21 U.S.C. 341 et seq.), as amended.
     “Effective Date” has the meaning set forth in the introductory paragraph of this Agreement.
     “FDA” means the United States Food and Drug Administration, or any successor agency thereto.
     “Governmental Authority” means any nation or government, any state, regional, local or other political subdivision thereof, and any entity, department, commission, bureau, agency, authority, board, court, official or officer, domestic or foreign, exercising executive, judicial, regulatory or administrative functions of or pertaining to government.
     “Indemnified Party” has the meaning set forth in Section 7.4.
     “Indemnifying Party” has the meaning set forth in Section 7.4.
     “Knowledge” means with respect to the subject matter of, and the Transactions, Purchased Assets, and Other Agreements contemplated by, this Agreement the actual knowledge of Seller’s Chief Executive Officer, Chief Financial Officer, Executive Vice President of Sales and Marketing and the Vice President of Intellectual Property and Regulatory Affairs.
     “Law” means each provision of any currently existing federal, provincial, state, local law, statute, ordinance, order, code, rule or regulation, promulgated or issued by any Governmental Authority, as well as any judgments, decrees, injunctions or agreements issued or entered into by any Governmental Authority specifically with respect to Seller or the Products, or Purchaser or any products sold by Purchaser, under any of the Purchased Assets.
     “Liability” means, collectively, any indebtedness, guaranty, endorsement, claim, loss, damage, deficiency, cost, expense, obligation or responsibility, fixed or unfixed, known or unknown, choate or inchoate, liquidated or unliquidated, secured or unsecured, direct or indirect, matured or unmatured, or absolute, contingent or otherwise, including any product liability.
     “Losses” means, with respect to any claim or matter, all losses, expenses, obligations and other Liabilities or other damages (whether absolute, accrued, contingent, fixed or otherwise, or whether known or unknown, or due or to become due or otherwise), monetary damages, fines, fees, penalties, interest obligations, deficiencies, losses and expenses (including amounts paid in settlement, interest, court costs, costs of investigators, fees and expenses of attorneys, accountants, financial advisors and other experts, and other expenses of litigation).
     “Other Agreements” means, collectively, the Assignment of Domain Names, Assignment of Patent, the Assignment of Trademarks, the Bill of Sale and other instruments or agreements necessary to document the rights and obligations of the Parties.

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     “Party” or “Parties” has the meaning set forth in the introductory paragraph of this Agreement.
     “Patent” means U.S. Patent No. 6,979,468 entitled “Oral Composition and Method for the Treatment of Inflammatory Cutaneous Disorders” as identified on Schedule 1.1(c).
     “Person” means any individual (including, without limitation, financial advisors, brokers or finders), corporation, partnership, joint venture, limited liability company, trust or unincorporated organization or Governmental Authority.
     “Product Domain Names” means those domain names and web addresses Controlled by Seller and that are used exclusively for the Products and are set forth on Schedule 1.1(a).
     “Product Information” has the meaning set forth in Schedule 2.
     “Products” means any products of Seller manufactured, sold, distributed or otherwise introduced into the stream of commerce by or on behalf of Seller under the trademarks Nicomide® and/or Nicomide-T® and/or referencing or in fact existing under the claims of U.S. Patent No. 6,979,468 entitled “Oral Composition and Method for the Treatment of Inflammatory Cutaneous Disorders”.
     “Purchase Price” has the meaning set forth in Section 2.2.
     “Purchaser” has the meaning set forth in the introductory paragraph of this Agreement.
     “Purchased Assets” means collectively, the Product Domain Names, Trademarks, and the Patent.
     “Representatives” means, with respect to any Person, directors, officers, managers, employees, independent contractors, agents, attorneys, accountants or consultants of such Person.
     “SEC” means the United States Securities and Exchange Commission.
     “Seller” has the meaning set forth in the introductory paragraph of this Agreement.
     “Seller Proprietary Information” has the meaning set forth in Section 6.1.1.
     “Territory” means the United States of America and its territories.
     “Third Party(ies)” means any Person other than the Parties or their respective Affiliates.
     “Third Party Claim” has the meaning set forth in Section 7.4.
     “Trademarks” means the trademarks listed on Schedule 1.1(b) and all goodwill associated therewith.

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     “Transactions” means the transactions, collectively and singularly, contemplated by and reasonably necessary to accomplish this Agreement and the Other Agreements.
     1.2 Other Definitional Provisions.
     1.2.1 When a reference is made in this Agreement to a Section, Exhibit or Schedule, such reference is to a Section of, or an Exhibit or Schedule to, this Agreement unless otherwise indicated.
     1.2.2 The terms defined in the singular have a comparable meaning when used in the plural, and vice versa.
     1.2.3 Words of one gender include the other gender.
     1.2.4 References to a Person are also to its successors and permitted assigns.
     1.2.5 The word “including” means “including without limitation” and the words “include” and “includes” have corresponding meanings.
SECTION 2
PURCHASE AND SALE
     2.1 Transfer of Purchased Assets. On the terms and subject to the conditions contained in this Agreement and in consideration of the terms set forth herein, Seller sells, conveys, transfers, assigns and delivers to the Purchaser, and Purchaser purchases, takes delivery of and acquires from Seller, all of Seller’s right, title, claim and interest in and to the Purchased Assets. Seller also delivers to Purchaser, and Purchaser accepts, a copy of the Product Information.
     2.2 Consideration. In consideration for the assignment and transfer of the Purchased Assets as provided in this Section 2, Purchaser shall pay a non-refundable, non-contingent, non-creditable payment of Seven Hundred and Fifty Thousand No/100ths Dollars ($750,000.00) to Seller upon the execution of this Agreement by both Parties (the “Purchase Price”). Such payment shall be made in U.S. Dollars, via wire transfer of immediately available funds on the Closing Date. Such payment shall be without deduction of exchange, collection, transfer or other charges and shall be made free and clear of any taxes, duties, levies, or fees.
     2.3 Risk of Loss and Insurance.
     2.3.1 Until the Closing Date, any loss of or damage to the Purchased Assets shall be the sole responsibility of Seller. As of the Closing Date, title to the Purchased Assets shall be transferred to the Purchaser. As of the Closing Date, Purchaser shall bear all risk of loss associated with the Purchased Assets.
     2.3.2 Purchaser hereby represents to Seller that, as of and after the Closing Date, it has purchased and shall continue to maintain [c.i.] appropriate to cover [c.i.]

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under this Agreement, including without limitation [c.i.] and [c.i.] which shall [c.i.]. Upon Seller’s request, Purchaser shall furnish to Seller a [c.i.], and stating that such [c.i.] shall not be [c.i.] without at least [c.i.] prior written notice to Seller for a minimum period of at least [c.i.] years after Purchaser’s last sale of any Product.
     2.4 Closing. Upon the terms and subject to the conditions of this Agreement, the Closing shall be held on the Effective Date (sometimes herein the “Closing Date”), provided that the conditions set forth in Section 5 have been satisfied or waived. The Closing shall take place at the offices of Reed Smith LLP at 136 Main Street, Suite 250, Princeton, New Jersey 08543 at 10:00 a.m. (EST), unless the Parties otherwise agree. The Parties will exchange (or cause to be exchanged) at the Closing the agreements, instruments, certificates and other documents, and do, or cause to be done, all of the things respectively required of each Party as specified in Section 2.5.
     2.5 Transactions at Closing. At the Closing, subject to the terms and conditions of this Agreement:
     2.5.1 Seller’s Actions and Deliveries. Seller shall deliver or cause to be delivered to the Purchaser:
          (a) executed counterparts of this Agreement and each of the Other Agreements to which Seller or an Affiliate of Seller is a party; and
          (b) such other documents, including the Product Information, and instruments as may be reasonably necessary to effect or evidence the Transactions.
     2.5.2 Purchaser’s Actions and Deliveries. Purchaser shall deliver or cause to be delivered to Seller:
          (a) executed counterparts of this Agreement and each of the Other Agreements to which Purchaser or an Affiliate of Purchaser is a party; and
          (b) such other documents and instruments as may be reasonably necessary to effect or evidence the Transactions
          (c) and the Purchase Price required to be paid to Seller in full under the requirements of Section 2.2.
     2.5.3 Following the Closing, none of the Purchased Assets shall comprise or be considered “Seller’s Proprietary Information” and Purchaser shall be free to use, promote, advertise, disseminate, market and sell the same, without restriction and in any manner it may deem fit, necessary and/or proper, from time to time and at any time, without the consent, permission or authorization of Seller.

Note: Certain portions of this document have been marked “[c.i.]” to indicate that confidential treatment has been requested for this confidential information. The confidential portions have been omitted and filed separately with the Securities and Exchange Commission.
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SECTION 3
REPRESENTATIONS AND WARRANTIES OF SELLER
     Seller hereby covenants, represents and warrants to the Purchaser as follows:
     3.1 Organization. DUSA Pharmaceuticals, Inc. is a corporation duly organized, validly existing and in good standing under the laws of the State of New Jersey, and has all requisite corporate power and authority to execute, deliver, and perform its obligations under this Agreement and any of the Other Agreements to which it is a Party.
     3.2 Due Authorization. Seller has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and the Other Agreements, and the execution and delivery of this Agreement and the Other Agreements and the performance of all of its obligations under this Agreement and the Other Agreements have been duly authorized by Seller. This Agreement constitutes the legal, valid and binding obligations of Seller, enforceable against Seller in accordance with its respective terms.
     3.3 Title. Seller owns all right, title, claim and interest in and to the Purchased Assets, and has right to use and to convey the Purchased Assets to Purchaser free and clear of all encumbrances, liabilities and obligations.
     3.4 Intellectual Property.
     3.4.1 Except as set forth on Schedule 3.4, none of the Trademarks have been or are the subject of or subject to (A) any encumbrance, claim, liability or obligation, (B) any pending adverse judgment, injunction, order, decree or agreement restricting (x) its use in connection with the Products within the Territory or (y) assignment or license thereof by Seller, or (C) to Seller’s Knowledge, any threatened litigation or claim of infringement or invalidity threatened or made in writing or any pending litigation to which Seller is a party.
     3.4.2 Except as set forth on Schedule 3.4, or as otherwise expressly contemplated by this Agreement, (i) neither Seller nor any of its Affiliates has granted any licenses to the Purchased Assets to Third Parties within the Territory; (ii) neither Seller nor any of its Affiliates, nor to Seller’s Knowledge, any other Person, is party to any agreements with Third Parties that materially limit or restrict use of the Purchased Assets within the Territory or require any payments for their use; and (iii) no other Person has any joint ownership or royalty interest in the Purchased Assets within the Territory.
     3.5 Litigation. As of the Closing Date, there is no Action pending or, to Seller’s Knowledge, threatened, that would either directly or indirectly: compromise or impair Purchaser’s rights, title, claims and interests in and to the Purchased Assets; prohibit, hinder, delay or otherwise impair Seller’s ability to timely perform its obligations under this Agreement or under the Other Agreements; affect the legality, validity or enforceability of this Agreement or the Other Agreements; or that would prevent or delay the consummation of the Transactions.

Note: Certain portions of this document have been marked “[c.i.]” to indicate that confidential treatment has been requested for this confidential information. The confidential portions have been omitted and filed separately with the Securities and Exchange Commission.
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     3.6 Brokers, Etc. No broker, investment banker, agent, finder or other intermediary acting on behalf of Seller or under the authority of Seller, is or will be entitled to any broker’s or finder’s fee or any other commission or similar fee directly or indirectly in connection with any of the Transactions.
     3.7 Disclaimer.
     3.7.1 (a) EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS AGREEMENT, NEITHER SELLER NOR ITS REPRESENTATIVES MAKES OR HAS MADE ANY OTHER REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, WRITTEN OR ORAL, AT LAW OR IN EQUITY, IN RESPECT OF THE PURCHASED ASSETS OR THE PRODUCTS INCLUDING ANY IMPLIED REPRESENTATION OR WARRANTY WITH RESPECT TO (I) MERCHANTABILITY, NON-INFRINGEMENT, VALIDITY, ENFORCEABILITY, SUITABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE, (II) THE OPERATION OF A BUSINESS WITH THE PRODUCTS OR ANY OTHER PRODUCTS TO BE SOLD BY PURCHASER UNDER ANY OF THE PURCHASED ASSETS BY PURCHASER, AFTER THE CLOSING IN ANY MANNER OR (III) THE PROBABLE SUCCESS OR PROFITABILITY OF THE PRODUCTS OR ANY OTHER PRODUCTS SOLD BY PURCHASER UNDER ANY OF THE PURCHASED ASSETS, AFTER THE CLOSING;
     (b) NEITHER SELLER NOR ANY OF ITS REPRESENTATIVES WILL HAVE OR SHALL BE SUBJECT TO ANY LIABILITY OR INDEMNIFICATION OBLIGATION TO PURCHASER OR TO ANY OTHER PERSON RESULTING FROM (I) THE DISTRIBUTION BY PURCHASER, ITS AFFILIATES, OR REPRESENTATIVES OF, OR USE OF, ANY INFORMATION RELATING TO THE PRODUCTS, AND (II) ANY INFORMATION, DOCUMENTS OR MATERIAL MADE AVAILABLE TO PURCHASER ORALLY OR IN WRITING, WHETHER AS RESPONSES TO QUESTIONS SUBMITTED ON BEHALF OF PURCHASER OR IN ANY OTHER FORM IN EXPECTATION OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. ANY SUCH OTHER REPRESENTATION OR WARRANTY IS HEREBY EXPRESSLY DISCLAIMED; AND
     (c) EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT, SELLER’S INTERESTS IN THE PURCHASED ASSETS ARE BEING TRANSFERRED, RESPECTIVELY, THROUGH THE SALE OF THE PURCHASED ASSETS “AS IS, WHERE IS, WITH ALL FAULTS,” AND SELLER EXPRESSLY DISCLAIMS ANY REPRESENTATIONS OR WARRANTIES OF ANY KIND OR NATURE, EXPRESS OR IMPLIED, AS TO THE CONDITION, VALUE OR QUALITY OF THE PURCHASED ASSETS AND THE PROSPECTS (WHETHER FINANCIAL OR OTHERWISE), RISKS AND OTHER INCIDENTS OF THE PURCHASED ASSETS.

Note: Certain portions of this document have been marked “[c.i.]” to indicate that confidential treatment has been requested for this confidential information. The confidential portions have been omitted and filed separately with the Securities and Exchange Commission.
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SECTION 4
REPRESENTATIONS AND WARRANTIES OF PURCHASER
     Purchaser covenants, represents and warrants to Seller as follows:
     4.1 Organization. Purchaser is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware. Purchaser has all requisite corporate power and authority to execute, deliver, and perform its obligations under this Agreement and any of the Other Agreements to which it is a Party.
     4.2 Due Authorization. Purchaser has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and the Other Agreements, and the execution and delivery of this Agreement and the Other Agreements and the performance of all of its obligations under this Agreement and the Other Agreement have been duly authorized by the Purchaser.
     4.3 No Conflicts; Enforceability.
          4.3.1 (a) Solely and exclusively as is relevant to Purchaser’s ability and right to consummate the Transactions, the execution, delivery and performance of this Agreement and the Other Agreements by Purchaser: (1) are not prohibited or limited by, and shall not result in the breach of or a default under, any provision of the certificate of registration, operating agreement, other agreement, bylaws or articles of Purchaser; and (2) does not conflict with, result in a breach of, constitute (with or without due notice or lapse of time or both) a default under, result in the acceleration of obligations under, create in any party the right to terminate, modify or cancel, or require any notice, consent or waiver under, any material agreement or instrument binding on Purchaser, or any applicable order, writ, injunction or decree of any court or Governmental Authority to which Purchaser is a party or by which Purchaser is bound or to which any of its assets are subject.
                (b) This Agreement has been duly executed and delivered by Purchaser, and constitutes the legal, valid and binding obligations of Purchaser, enforceable against Purchaser in accordance with its respective terms, except as enforceability may be limited or affected by applicable bankruptcy, insolvency, moratorium, reorganization or other laws of general application relating to or affecting creditors’ rights generally.
          4.3.2 Purchaser is not, and will not be, required to give any notice to or obtain any consent from any Person in connection with the execution, delivery or performance of this Agreement.
          4.3.3 The [c.i.] that Seller has shared with Purchaser regarding [c.i.] fairly represents the substance of [c.i.] between the [c.i.] regarding [c.i.], which status has not materially changed as of the Closing Date.

Note: Certain portions of this document have been marked “[c.i.]” to indicate that confidential treatment has been requested for this confidential information. The confidential portions have been omitted and filed separately with the Securities and Exchange Commission.
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     4.4 Litigation. As of the Closing Date, there is no Action pending or, to Purchaser’s knowledge, threatened, directly or indirectly involving Purchaser that would prohibit, hinder, delay or otherwise impair Purchaser’s ability to perform its obligations under this Agreement or under the Other Agreements, or that would affect the legality, validity or enforceability of this Agreement or the Other Agreements, or prevent or delay the consummation of the Transactions.
     4.5 Consents. No notice to, filing with, authorization of, exemption by, or consent of, any Person, including any Governmental Authority, is required for Purchaser to consummate the Transactions.
     4.6 Regulatory Disclosure. Purchaser [c.i.] that Seller [c.i.], the FDA considered Nicomide®, when sold by Seller, to be a marketed unapproved drug and that, in response to discussions with the FDA, including discussions about continuing use of the Nicomide® trademark with respect to products regulated under DSHEA, Seller stopped the sale and distribution of Nicomide® as a prescription product in June 2008. Accordingly, [c.i.] the possibility of [c.i.] regarding the Products and Purchased Assets, as disclosed, and Purchaser hereby [c.i.] which relates to the [c.i.] as brought by [c.i.] with respect to the[c.i.] following the Closing Date as more fully addressed in this Section 4.6.
     4.7 Brokers, Etc. No broker, investment banker, agent, finder or other intermediary acting on behalf of Purchaser or under the authority of Purchaser is or will be entitled to any broker’s or finder’s fee or any other commission or similar fee directly or indirectly in connection with any of the Transactions.
     4.8 Independent Investigation.
          4.8.1 In making the decision to enter into this Agreement and the Other Agreements and to consummate the Transactions, Purchaser has had the opportunity to conduct its own independent investigation, review and analysis of the Purchased Assets. Purchaser acknowledges that it and its Representatives have been provided adequate access to the personnel, properties, premises and records of the Seller for such purpose. Accordingly, in entering into this Agreement and the Other Agreements, Purchaser acknowledges that Purchaser and its Affiliates have relied solely upon the aforementioned investigation, review and analysis, and not on any factual representations or opinions of Seller or its Representatives.
          4.8.2 Purchaser hereby acknowledges and agrees that: (1) other than the covenants, representations and warranties made in this Agreement, neither Seller nor its Affiliates, nor any of their respective Representatives make or have made any representation or warranty, express or implied, at law or in equity, with respect to the Purchased Assets, including as to (i) merchantability, non-infringement, validity, enforceability, suitability or fitness for any particular use or purpose, (ii) the operation of any business by Purchaser after the Closing in any manner, (iii) [c.i.] with respect to any of the Purchased Assets, or (iv) the probable success or profitability of the Products or any other products sold by Purchaser under any of the Purchased Assets, after the

Note: Certain portions of this document have been marked “[c.i.]” to indicate that confidential treatment has been requested for this confidential information. The confidential portions have been omitted and filed separately with the Securities and Exchange Commission.
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Closing; and (2) neither Seller nor its Affiliates nor any of their respective Representatives will have or be subject to any Liability or indemnification obligation to Purchaser or to any other Person resulting from the distribution to Purchaser, their Affiliates or Representatives of, or Purchaser’s use of, any information relating to the Products, including any information, documents or material made available to them, whether orally or in writing, responses to questions submitted on behalf of Purchaser or in any other form in expectation of the Transactions other than the covenants, representations and warranties made in this Agreement, and the Schedules and Exhibits included therein.
SECTION 5
CONDITIONS PRECEDENT TO CLOSING
     5.1 Conditions Precedent to Obligations of the Parties.The respective obligations of the Parties to consummate the Transactions on the Closing Date are subject to the satisfaction or waiver (in accordance with Section 8.7) at or prior to the Closing Date of the following conditions:
          5.1.1 Litigation. No preliminary or permanent injunction or other order has been issued by any court or by any Governmental Authority, body or authority which enjoins, restrains, or prohibits pursuant to applicable Law the Transactions on the Closing Date.
          5.1.2 Purchaser. Purchaser shall have received the written consent to the Transactions as necessary under the requirements of the operating agreement for Acella Pharmaceuticals LLC, as may be required.
     5.2 Conditions Precedent to Purchaser’s Obligation. Purchaser’s obligations to consummate the Transactions shall be subject to the fulfillment of each of the following additional conditions, any one or more of which may be waived, at the Purchaser’s sole discretion, in writing:
          5.2.1 Representations and Warranties. Each of the representations and warranties of Seller contained in Section 3 shall be true and correct in all material respects as of the Closing Date.
          5.2.2 Performance. Seller shall have performed and complied in all material respects with each of the covenants, agreements and obligations Seller is required to perform under this Agreement and the Other Agreements on or before the Closing.
          5.2.3 Agreements. Seller shall have duly executed and delivered this Agreement and the Other Agreements.
     5.3 Conditions Precedent to Seller’s Obligations. Seller’s obligation to consummate the Transactions shall be subject to the fulfillment of each of the following additional conditions, any one or more of which may be waived, at Seller’s sole discretion, in writing by Seller:

Note: Certain portions of this document have been marked “[c.i.]” to indicate that confidential treatment has been requested for this confidential information. The confidential portions have been omitted and filed separately with the Securities and Exchange Commission.
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          5.3.1 Representations and Warranties. Each of the representations and warranties of Purchaser, contained in Section 4 shall be true and correct in all material respects as of the Closing Date.
          5.3.2 Performance. Purchaser shall have performed and complied in all material respects with each of the covenants, agreements and obligations Purchaser is required to perform under this Agreement on or before the Closing.
          5.3.3 Agreements. Purchaser shall have duly executed and delivered this Agreement and the Other Agreements to Seller.
          5.3.4 Consideration. Seller shall have received the Purchase Price due by Purchaser in accordance with the requirements of Section 2.2.
SECTION 6
COVENANTS
     6.1 Confidentiality; Publicity.
          6.1.1 All Confidential Information (a) obtained by Purchaser (or its Affiliates or Representatives) from Seller (or its Affiliates or Representatives) (the “Seller Proprietary Information”) or (b) obtained by Purchaser (or its Affiliates or Representatives) from the Seller Proprietary Information, shall be used by Purchaser solely as required to perform its obligations, exercise or enforce its rights under this Agreement (or the Other Agreements), to enforce its interests and rights in and to the Purchased Assets and to fully utilize and exploit the same in any manner Purchaser may deem fit within the absolute, exclusive and uncontrolled exercise of its discretion, or comply with applicable Law, and for no other purpose. Purchaser shall not disclose, or permit the disclosure of, any of the Seller Proprietary Information to any Person except those Persons to whom such disclosure is necessary to permit Purchaser to perform its obligations, exercise or enforce its rights under this Agreement (or the Other Agreements), or comply with applicable Law. Purchaser shall treat, and shall cause its Affiliates and the Representatives to treat, the Seller Proprietary Information as confidential, using the same degree of care as Purchaser normally employs to safeguard its own confidential information from unauthorized use or disclosure, but in no event less than a reasonable degree of care.
          6.1.2 Purchaser acknowledges and agrees, that Seller (and its Affiliates) may retain one (1) or more copies of all or part of the documentation (including written or electronic records, files, manuals, filings, etc.), that it delivers to Purchaser as part of the Purchased Assets, in accordance with the provisions of and solely for the purposes set forth in this Section 6.
          6.1.3 In the event Purchaser is requested pursuant to, or required by, applicable Law to disclose any of Seller’s Confidential Information, Purchaser will provide reasonable notice to Seller in a timely manner so that Seller may seek a

Note: Certain portions of this document have been marked “[c.i.]” to indicate that confidential treatment has been requested for this confidential information. The confidential portions have been omitted and filed separately with the Securities and Exchange Commission.
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protective order or other appropriate remedy or, in Seller’s sole discretion, waive compliance with the confidentiality provisions of this Agreement. The Parties shall co-operate in all reasonable respects, in connection with any reasonable actions to be taken for the foregoing purpose. In any event, Purchaser as requested or required to disclose such Confidential Information may furnish it as requested or required pursuant to applicable Law (subject to any such protective order or other appropriate remedy) without liability under this Agreement, provided that such Purchaser furnishes only that portion of such Confidential Information which Purchaser is advised by its counsel is required, and Purchaser exercises reasonable efforts to obtain reliable assurances that confidential treatment shall be accorded such Confidential Information.
          6.1.4 The Parties shall consult with each other upon the content of any press release in connection with the Transactions. Notwithstanding any contrary term contained in this Agreement, (i) any disclosure that is required by Law as advised by the disclosing Party’s counsel may be made without the prior consent of the other Party and (ii) any Party may issue a press release or public announcement if the contents of such press release or public announcement have previously been made public other than through a breach of this Agreement by the issuing Party, without the prior consent of the other Party. To the extent practicable, the disclosing Party shall give at least two (2) Business Days advance notice of any such legally required disclosure to the other Party, and such other Party may provide any comments on the proposed disclosure during such period and if not practicable, such lesser practicable period, if any. Notwithstanding any contrary term contained in this Agreement, to the extent that either Party determines that it or the other Party is required to file this Agreement, a summary thereof or a notification thereof to comply with the requirements of an applicable stock exchange or any Governmental Authority, including without limitation the SEC, such Party shall give at least two (2) Business Days advance written notice of any such required disclosure to the other Party. Prior to making any such filing or notification, the Parties shall consult with respect thereto regarding confidentiality. The Parties shall cooperate, each at its own expense, in such filing or notification, including without limitation such confidential treatment request, and shall execute all documents reasonably required in connection therewith.
     6.2 Use of Trade or Service Marks. Other than as expressly provided in this Agreement and the Other Agreements, Purchaser shall not use or permit any of its Affiliates or distributors to use any of the Seller’s corporate, trademarks or service marks or names now or hereafter owned or used by Seller, other than the Purchased Assets (on the terms provided in this Agreement and in the Other Agreements).
     6.3 Product Returns. Purchaser shall be responsible and liable for all returns of any products manufactured or sold by or on behalf of Purchaser from and after the Closing Date. Seller shall be responsible and liable for all returns of any Products manufactured or sold by or on behalf of Seller prior to the Closing Date.

Note: Certain portions of this document have been marked “[c.i.]” to indicate that confidential treatment has been requested for this confidential information. The confidential portions have been omitted and filed separately with the Securities and Exchange Commission.
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     6.4 Regulatory Matters.
     6.4.1 From and after the Closing Date, Purchaser, at its cost, shall be solely responsible and liable for: (i) taking all actions, paying all fees and conducting all communication with the appropriate Governmental Authority required by Law in respect of products sold by Purchaser under any of the Purchased Assets, including preparing and filing all reports with the appropriate Governmental Authority; (ii) taking all actions and conducting all communication with Third Parties with respect to any products sold by Purchaser under the Purchased Assets, including responding to all complaints in respect thereof, including complaints related to tampering or contamination; and (iii) investigating all complaints with respect to any products sold by Purchaser under the Purchased Assets.
     6.4.2 From and after the Closing Date, Purchaser, at its cost, shall be solely responsible and liable for conducting all voluntary and involuntary recalls of any products sold by Purchaser under the Purchased Assets, including recalls required by any Governmental Authority. To the extent relevant and applicable, Seller is responsible for all voluntary and involuntary recalls of Product sold by Seller prior to Closing.
     6.5 Bulk Sales Matters. Seller hereby waives compliance with any “bulk sales” Laws applicable to the sale to Purchaser of the Purchased Assets by Seller.
SECTION 7
SURVIVAL AND INDEMNIFICATION
     7.1 Survival of Representation. The representations and warranties contained in this Agreement shall survive the Closing and remain in full force and effect until the [c.i.]; provided, however, that if notice of any claim for [c.i.] shall have been given prior to the [c.i.], the relevant representations and warranties shall survive for purposes of such claim until such time [c.i.].
     7.2 Indemnification by Seller. Seller shall indemnify Purchaser and its Affiliates and their respective, Representatives against, and hold them harmless from, any Losses, to the extent arising from:
     7.2.1 any breach of any representation or warranty of Seller contained in this Agreement;
     7.2.2 any breach of any covenant of Seller contained in this Agreement;
     7.2.3 any fees, expenses or other payments incurred or owed by Seller to any Persons retained or employed by it in connection with the Transactions;
     7.2.4 any manufacture, sale, use, distribution or ingestion of any Product, or otherwise arising from the Purchased Assets, before the Closing Date; and
     7.2.5 the use or misuse of any of the Purchased Assets before the Closing Date.

Note: Certain portions of this document have been marked “[c.i.]” to indicate that confidential treatment has been requested for this confidential information. The confidential portions have been omitted and filed separately with the Securities and Exchange Commission.
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     7.3 Indemnification by Purchaser. Purchaser shall indemnify Seller and its Affiliates and their respective Representatives against, and agrees to hold them harmless from, any Losses, to the extent arising from:
     7.3.1 any breach of any representation or warranty of Purchaser contained in this Agreement;
     7.3.2 any breach of any covenant of Purchaser contained in this Agreement;
     7.3.3 any fees, expenses or other payments incurred or owed by Purchaser to any Persons retained or employed by it in connection with the Transactions;
     7.3.4 the manufacture, sale, purchase, use, or ingestion by any Third Party of any product sold by or on behalf of the Purchaser under any of the Purchased Assets after the Closing Date.
     7.3.5 the use or misuse of any of the Purchased Assets after the Closing Date.
     7.4 Procedures. In order for a Party (the “Indemnified Party”) to be entitled to any indemnification provided for under this Agreement in respect of, arising out of or involving a claim made by any Person against the Indemnified Party (a “Third Party Claim”), such Indemnified Party must notify the indemnifying party (the “Indemnifying Party”) in writing (and in reasonable detail) of the Third Party Claim within [c.i.] after receipt by such Indemnified Party of notice of the Third Party Claim; provided, however, that failure to give such notification shall not affect the indemnification provided under this Agreement except to the extent the Indemnifying Party shall have been [c.i.] as a result of such failure. Thereafter, the Indemnified Party shall deliver to the Indemnifying Party, within [c.i.] after the Indemnified Party’s receipt thereof, copies of all notices and documents (including court papers) received by the Indemnified Party relating to the Third Party Claim.
     7.4.1 If a Third Party Claim is made against an Indemnified Party, the Indemnifying Party shall be entitled to participate in the defense thereof and, if it so chooses, to assume the defense thereof with counsel selected by the Indemnifying Party and satisfactory to the Indemnified Party. If the Indemnifying Party assumes such defense, the Indemnified Party shall have the right to participate in the defense thereof and to employ counsel, [c.i.], separate from the counsel employed by the Indemnifying Party, it being understood that the Indemnifying Party shall control such defense. The Indemnifying Party shall be liable for the [c.i.] employed by the Indemnified Party for any period during which the Indemnifying Party has not assumed the defense thereof. If the Indemnifying Party chooses to defend or prosecute a Third Party Claim, all Indemnified Parties shall cooperate in the defense or prosecution thereof. Such cooperation shall include the retention and (upon the Indemnifying Party’s request) the provision to the Indemnifying Party of records and information that are reasonably relevant to such Third Party Claim, and making Representatives available on a mutually convenient basis to provide additional information and explanation of any material provided under this Agreement or other matters reasonably related to such Third Party

Note: Certain portions of this document have been marked “[c.i.]” to indicate that confidential treatment has been requested for this confidential information. The confidential portions have been omitted and filed separately with the Securities and Exchange Commission.
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Claim. Whether or not the Indemnifying Party assumes the defense of a Third Party Claim, the Indemnified Party shall not admit any liability with respect to, or settle, compromise or discharge, such Third Party Claim without the Indemnifying Party’s prior written consent (which consent shall not be unreasonably withheld). If the Indemnifying Party assumes the defense of a Third Party Claim, the Indemnified Party shall agree to any settlement, compromise or discharge of a Third Party Claim that the Indemnifying Party may recommend and that by its terms obligates the Indemnifying Party to pay the full amount of the Losses in connection with such Third Party Claim, which releases the Indemnified Party completely in connection with such Third Party Claim and that would not otherwise materially adversely affect the Indemnified Party. Notwithstanding the foregoing, the Indemnified Party shall not unreasonably withhold its consent to a settlement that the Indemnifying Party may recommend provided the Indemnifying Party assumes the defense of a Third Party Claim.
     7.4.2 In the event any Indemnified Party should have a claim against any Indemnifying Party under Section 7.2 or 7.3 that does not involve a Third Party Claim being asserted against or sought to be collected from such Indemnified Party, the Indemnified Party shall deliver notice of such claim with reasonable promptness to the Indemnifying Party, but in any event not later than [c.i.] after the Indemnified Party determines that it has or is reasonably likely to have a claim to indemnification under this Agreement, stating the amount of Loss, if known, and method of computation thereof, and containing a specific reference to the provisions of this Agreement in respect of which such right of indemnification is claimed or arises. The failure by any Indemnified Party so to notify the Indemnifying Party shall not relieve the Indemnifying Party from any indemnification obligation that it may have to such Indemnified Party under Section 7.2 or 7.3, as applicable, except to the extent that the Indemnifying Party is a[c.i.] by such failure. If the Indemnifying Party disputes that it has an indemnification obligation with respect to such claim, the Indemnifying Party shall deliver notice of such dispute with reasonable promptness and the Indemnifying Party and the Indemnified Party shall proceed in good faith to negotiate a resolution of such dispute for a period of [c.i.] following the receipt by the Indemnified Party of such dispute notice. If the Indemnified Party and the Indemnifying Party have not resolved such dispute during such time period through good faith negotiations, such dispute shall be resolved by litigation in an appropriate court of competent jurisdiction or other mutually agreeable non-judicial dispute resolution mechanism.
     7.5 Limitation on Liability. EXCEPT WITH RESPECT TO THIRD PARTY CLAIMS, THE INDEMNIFICATION OBLIGATIONS OF THE PARTIES SHALL NOT EXTEND TO INDIRECT, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES, INCLUDING BUSINESS INTERRUPTION, LOST PROFITS, LOSS OF USE, DAMAGE TO GOODWILL OR LOSS OF PRODUCTS, EXCEPT TO THE EXTENT THAT THE INDEMNIFIED PARTY CAN PROVE FRAUD.

Note: Certain portions of this document have been marked “[c.i.]” to indicate that confidential treatment has been requested for this confidential information. The confidential portions have been omitted and filed separately with the Securities and Exchange Commission.
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SECTION 8
MISCELLANEOUS
     8.1 Assignment; Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns.
     8.2 Expenses. Except as otherwise specified in this Agreement, and regardless of whether or not the Transactions are consummated, each Party shall bear its own expenses with respect to the Transactions.
     8.3 Notices. All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be deemed to have been duly given (a) when received, if delivered personally, (b) when transmitted, if telecopied (which is confirmed), (c) upon receipt, if sent by registered or certified mail (postage prepaid, return receipt requested) and (d) the day after it is sent, if sent for next-day delivery to a domestic address by overnight mail or courier, to the Parties at the following addresses:
If to Seller, to:
DUSA Pharmaceuticals, Inc.
25 Upton Drive
Wilmington, MA 01887
Telephone: (978) 657-7500
Facsimile: (978) 657-9193
Attn: Robert F. Doman
Title: President and Chief Executive Officer
With copies sent concurrently to:
Reed Smith LLP
Princeton Forrestal Village
136 Main Street
Princeton, NJ 08540
Telephone: (609) 514-8542
Facsimile: (609) 951-0824
Attention: Nanette W. Mantell, Esq.
If to Purchaser, to:
Acella Pharmaceuticals, LLC
9005 Westside Parkway
Alpharetta, Georgia 30009
Telephone: (678) 325-3189
Facsimile: (678) 746-0717
Attention: [c.i.]

Note: Certain portions of this document have been marked “[c.i.]” to indicate that confidential treatment has been requested for this confidential information. The confidential portions have been omitted and filed separately with the Securities and Exchange Commission.
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with copies sent concurrently to:
Miller & Martin, PLLC
Suite 800
1170 Peachtree Street, N.E.
Atlanta, Georgia 30309-7706
Telephone: (404) 962-6456
Facsimile: (404) 962-6356
Attention: Christopher E. Parker, Esq.
provided, however, that if any Party shall have designated a different address by notice to the others, then to the last address so designated.
     8.4 Governing Law; Jurisdiction. This Agreement (including any claim or controversy arising out of or relating to this Agreement) shall be governed by the laws of the State of New York without regard to conflict of law principles that would result in the application of any Law other than the laws of the State of New York. All Actions arising out of or relating to this Agreement shall be heard and determined exclusively in the federal district or state courts of the State of New York, and any appellate court from any thereof, in any Action arising out of or relating to this Agreement and the Other Agreements, the Transactions or for recognition or enforcement of any judgment relating thereto, and each of the Parties hereby irrevocably and unconditionally: (a) agrees not to commence any such Action except in such courts; (b) agrees that any claim in respect of any such Action may be heard and determined in the such courts of the State of New York; (c) waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any Action in such courts of the State of New York; and (d) waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such Action in such courts of the State of New York. Each of the Parties agrees that a final judgment in any such Action shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. The Parties to this Agreement irrevocably consent to service of process in the manner provided for notices in Section 8.3. Nothing in this Agreement will affect the right of the Parties to this Agreement to serve process in any other manner permitted by Law.
     8.5 Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE OTHER AGREEMENTS. THE PARTIES HERETO (A) CERTIFY THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THAT FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER AGREEMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8.5.

Note: Certain portions of this document have been marked “[c.i.]” to indicate that confidential treatment has been requested for this confidential information. The confidential portions have been omitted and filed separately with the Securities and Exchange Commission.
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     8.6 Amendments; Entire Agreement. This Agreement may not be amended, supplemented or otherwise modified except by an instrument in writing signed by all of the Parties. This Agreement and the Other Agreements contain the entire agreement of the Parties with respect to the Transactions, superseding all negotiations, prior discussions and preliminary agreements made prior to the Closing Date.
     8.7 Waiver. The failure of any Party to enforce any condition or part of this Agreement at any time shall not be construed as a waiver of that condition or part, nor shall it forfeit any rights to future enforcement thereof.
     8.8 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void, unenforceable or against its regulatory policy, such determination shall not affect the enforceability of any others or of the remainder of this Agreement.
     8.9 Schedules; Exhibits. The Exhibits and Schedules hereto are incorporated in and comprise a material part of this Agreement.
     8.10 Construction. The language in all parts of this Agreement shall be construed, in all cases, according to its fair meaning. The Parties acknowledge that each Party and its counsel have reviewed and revised this Agreement and that any rule of construction to the effect that any ambiguities are to be resolved against the drafting Party shall not be employed in the interpretation of this Agreement.
     8.11 Headings. The headings of the sections of this Agreement are inserted for convenience only and shall not be deemed to constitute a part of this Agreement.
     8.12 Counterparts. This Agreement may be executed manually or by facsimile by the Parties, in any number of counterparts, each of which shall be considered one and the same agreement and shall become effective when a counterpart of this Agreement shall have been signed by each of the Parties and delivered to the other Party.
* * * * * * * * * * *

Note: Certain portions of this document have been marked “[c.i.]” to indicate that confidential treatment has been requested for this confidential information. The confidential portions have been omitted and filed separately with the Securities and Exchange Commission.
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     IN WITNESS WHEREOF, the Parties have caused this Asset Purchase Agreement to be executed by their respective duly authorized officers as of the date first above written.

DUSA Pharmaceuticals, Inc.

By: Name:	/s/ Robert F. Doman Robert F. Doman
Title:	President and Chief Executive Officer

Acella Pharmaceuticals, LLC

By: Name:	/s/ Harold A. Deas Harold A. Deas
Title:	Chief Operating Officer

Note: Certain portions of this document have been marked “[c.i.]” to indicate that confidential treatment has been requested for this confidential information. The confidential portions have been omitted and filed separately with the Securities and Exchange Commission.
EXHIBIT A
ASSIGNMENT OF DOMAIN NAMES
     THIS ASSIGNMENT OF DOMAIN NAMES (this “Assignment”) by DUSA Pharmaceuticals, Inc., a New Jersey corporation (“Assignor”) to Acella Pharmaceuticals, LLC (“Assignee”), of even date with that certain Asset Purchase Agreement (“APA”) by and between Assignor and Assignee. Each of Assignor and Assignee are at times referred to each as a “Party” and, collectively, as the “Parties.” Unless otherwise defined herein, all capitalized terms used in this Agreement shall have the meanings set forth in the APA.
     WHEREAS, the Parties have entered into the APA, to which this Assignment is an Exhibit and a material part;
     WHEREAS, pursuant to the APA, the Assignor has conveyed, assigned, transferred, and delivered to the Assignee, and the Assignee has acquired and accepted from the Assignor, all of the Assignor’s right, claim, title, and interest in and to the Internet domain names (and underlying registrations), websites, and web addresses set forth on the attached Schedule 1.1 (a) (collectively, the “Domain Names”);
     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged and received, and the above recitals, which are incorporated herein and comprise a material part hereof, Assignor hereby confirms that Assignor assigns, transfers, and conveys to the Assignee all of the Assignor’s right, claim, title, and interest in and to (1) the Domain Names, including the goodwill appurtenant thereto, and (2) all rights to bring an action, whether at law or in equity, for infringement, misappropriation, or misuse of the Domain Names against any third party, and all rights against any third party to recover damages, to recover profits, and to secure injunctive relief for all past, present, or future infringement, misappropriation, or misuse of the Domain Names.
     FURTHERMORE, Assignor agrees to provide all assistance reasonably requested by Assignee or otherwise necessary to fulfill the purposes of this Assignment, including executing further consistent assurances, confirmation, assignments, transfers, and releases, and providing good faith testimony by affidavit, declaration, deposition, or other means.
     This Assignment shall be binding upon the successors and assigns of Assignor and Assignee. This Assignment (including any claim or controversy arising out of or relating to this Assignment) and the rights and obligations of the Parties hereunder shall be governed by and construed and enforced in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof. This Assignment may be executed in one or more counterparts, each of which shall be deemed and original, but all of which together shall constitute one and the same agreement.
[Remainder of Page Intentionally Left Blank]

Note: Certain portions of this document have been marked “[c.i.]” to indicate that confidential treatment has been requested for this confidential information. The confidential portions have been omitted and filed separately with the Securities and Exchange Commission.
     IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first written above.

DUSA Pharmaceuticals, Inc.

By: Name:	/s/ Robert F. Doman Robert F. Doman
Title:	President and Chief Executive Officer

Acella Pharmaceuticals, LLC

By: Name:	/s/ Harold A. Deas Harold A. Deas
Title:	Chief Operating Officer
(Signature Page — Assignment of Domain Names)

Note: Certain portions of this document have been marked “[c.i.]” to indicate that confidential treatment has been requested for this confidential information. The confidential portions have been omitted and filed separately with the Securities and Exchange Commission.
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SCHEDULE 1.1(a)
Product Domain Names
necomide.com
nicomid.com
nicomide.com
nicomide-T.com

Note: Certain portions of this document have been marked “[c.i.]” to indicate that confidential treatment has been requested for this confidential information. The confidential portions have been omitted and filed separately with the Securities and Exchange Commission.
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EXHIBIT B
ASSIGNMENT OF PATENT
     THIS ASSIGNMENT OF PATENT (this “Assignment”) by DUSA Pharmaceuticals, Inc., a New Jersey corporation (“Assignor”) to Acella Pharmaceuticals, LLC (“Assignee”), of even date with that certain Asset Purchase Agreement (“APA”) by and between Assignor and Assignee. Each of Assignor and Assignee are at times referred to each as a “Party” and, collectively, as the “Parties.” Unless otherwise defined herein, all capitalized terms used in this Agreement shall have the meanings set forth in the APA.
     WHEREAS, the Parties have entered into the APA, to which this Assignment is an Exhibit and a material part;
     WHEREAS, Assignor owns certain rights in the Patent listed in Schedule 1.1(c) to the APA, pursuant to which Assignor has agreed to sell to Assignee and Assignee has agreed to buy from Assignor the Purchased Assets, including without limitation, the Patent;
     WHEREAS, under the APA, Assignor has agreed to execute a separate Assignment of Patent in order more effectively to assign, transfer, grant, convey, assure and confirm to Assignee and its successors and assigns, or to aid and assist in the collection of or reducing to possession by Assignee of the Patent; and
     WHEREAS, in accordance the APA, Assignor desires to transfer and assign to Assignee, and Assignee desires to accept the transfer and assignment of, all of Assignor’s worldwide right, claim, title, and interest in, to and under the Patent, including without limitation, the Patent listed in Schedule 1.1 (c) annexed hereto and incorporated herein by reference, all inventions described therein, and all reissues, reexaminations, continuations, divisionals, substitutes, foreign counterparts, and any and all patents, reissues, reexaminations, renewals, extensions and other registrations arising from or claiming priority to any of the foregoing in any and all countries.
     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and received, and the foregoing recitals, which are incorporated by reference and comprise a material part of this Assignment, Assignor and Assignee agree as follows:
1. Assignor does hereby sell, transfer, convey and assign to Assignee such entire right, title and interest as it may have in, under and to, and Assignee hereby purchases, receives and accepts:
          (i) the Patent listed on attached Schedule 1.1(c) to the APA, together with the goodwill associated therewith or symbolized thereby, and
          (ii) such right, claim, title and interest Assignor may have in and to any patents issuing therefrom (including, without limitation, any new patent respecting or arising from such Patent), and any continuations, confirmations, divisionals, re-examinations, reissues, revalidations, registrations, supplemental protection certificates or extensions of term, including

Note: Certain portions of this document have been marked “[c.i.]” to indicate that confidential treatment has been requested for this confidential information. The confidential portions have been omitted and filed separately with the Securities and Exchange Commission.
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patent term restoration of any of the foregoing patents and applications and all foreign counterparts thereof and including such right, title and interest as it may have in the inventions covered by the claims of such patents and patent applications (collectively, the “Assigned Patents”), and
          (iii) such right title and interest as Assignor may have to sue and recover for any future infringement, damage or injury to any of the Assigned Patents, and for any past infringement, damage or injury to any of the Assigned Patents by any third parties, and collect profits or damages with respect to the same, each of the foregoing to be held and enjoyed by Assignee, for its own use and behalf and the use and behalf of its successors and assigns, to the full end of the term or terms for which such Assigned Patents may be granted as fully and entirely as the same would have been held and enjoyed by Assignor had this sale and assignment not been made.
2. Assignor, as the registered holder of such patent or patent applications, hereby authorizes and requests the Commissioner or Director of Patents and Trademarks of the United States, and any official of any country foreign to the United States whose duty it is to issue patents, trademarks or domain names, to issue and transfer the relevant Assigned Patents to Assignee, its successors and assigns, in accordance with the terms of the assignment, or otherwise as Assignee may direct.
3. This Assignment is binding on Assignor, its successors and assigns, and will inure to the benefit of Assignee, its successors and assigns. Nothing in this instrument, express or implied, is intended or shall be construed to confer upon, or give to, any person, corporation or entity other than Assignee, its successors and assigns, any remedy or claim under or by reason of this instrument, or any terms, covenants or conditions hereof, and all the terms, covenants and conditions in this instrument shall be for the sole and exclusive benefit of Assignee and its successors and assigns.
4. Assignor will, at Assignee’s request, do all lawful and just acts, including, without limitation, testifying in legal or quasi-legal proceedings and executing and acknowledging instruments, that may be or become necessary for obtaining, sustaining or reissuing of the Patent, and for maintaining and perfecting Assignee’s right to said invention and Patent, including, without limitation, particularly in cases of interference and litigation.
5. Except to the extent that federal law preempts state law with respect to the matters covered hereby, this Assignment of Patent (including any claim or controversy arising out of or relating to this Assignment) and the rights and obligations of the Parties hereunder shall be governed by and construed and enforced in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof.
[Remainder of Page Intentionally Left Blank]

Note: Certain portions of this document have been marked “[c.i.]” to indicate that confidential treatment has been requested for this confidential information. The confidential portions have been omitted and filed separately with the Securities and Exchange Commission.
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     IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first written above.

DUSA Pharmaceuticals, Inc.

By: Name:	/s/ Robert F. Doman Robert F. Doman
Title:	President and Chief Executive Officer

Acella Pharmaceuticals, LLC

By: Name:	/s/ Harold A. Deas Harold A. Deas
Title:	Chief Operating Officer
(Signature Page — Assignment of Patent)

Note: Certain portions of this document have been marked “[c.i.]” to indicate that confidential treatment has been requested for this confidential information. The confidential portions have been omitted and filed separately with the Securities and Exchange Commission.
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SCHEDULE 1.1(c)
Patent
U.S. Patent No. 6,979,468 entitled “Oral Composition and Method for the Treatment of Inflammatory Cutaneous Disorders.”

Note: Certain portions of this document have been marked “[c.i.]” to indicate that confidential treatment has been requested for this confidential information. The confidential portions have been omitted and filed separately with the Securities and Exchange Commission.
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EXHIBIT C
ASSIGNMENT OF TRADEMARKS
     THIS ASSIGNMENT OF TRADEMARKS (this “Assignment”) by DUSA Pharmaceuticals, Inc., a New Jersey corporation (“Assignor”) to Acella Pharmaceuticals, LLC (“Assignee”), of even date with that certain Asset Purchase Agreement (“APA”) by and between Assignor and Assignee. Each of Assignor and Assignee are at times referred to each as a “Party” and, collectively, as the “Parties.” Unless otherwise defined herein, all capitalized terms used in this Agreement shall have the meanings set forth in the APA.
     WHEREAS, the Parties have entered into the APA, to which this Assignment is an Exhibit and a material part;
     WHEREAS, Assignor, and/or its affiliates, own Trademarks, as defined in the APA, including, but not limited to, the Trademarks set forth on Schedule 1.1(b) attached hereto;
     WHEREAS, Assignor desires to assign all rights, claim, title, and interests in and to the Trademarks to Assignee, including, without limitation, all goodwill appurtenant thereto; and
     WHEREAS, Assignee desires to accept such Assignment of Trademarks.
     NOW THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged and received, and the foregoing recitals incorporated by reference and which comprise a material part of this Assignment, Assignor does hereby sell, assign, transfer, set over, and deliver to Assignee, and assignee purchases, receives and accepts, all rights, claim, title and interest in and to the Trademarks, including, but not limited to, the applications and registrations shown in Schedule 1.1(b) in respect of all goods and services covered by the specifications thereof, whether registered or unregistered, including trade dress, trademark get-ups, logos, designs and labels, together with all associated goodwill and all common law and related rights thereto, as well as all rights to sue for infringement (including past infringement) in all jurisdictions of the world where Assignor has rights.
     FURTHERMORE, Assignor will, at Assignee’s expense, execute and deliver such further instruments including, without limitation, further instruments of assignment and take such further actions as Assignee may reasonably request in order to register this Assignment at the appropriate registries to demonstrate Assignee’s title to the Trademarks. Assignor agrees to provide all assistance reasonably requested by Assignee to fulfill the purposes of this Assignment, including executing further consistent assurances, confirmation, assignments, transfers, and releases, and providing good faith testimony by affidavit, declaration, deposition, or other means. Assignor will not oppose or otherwise impede any effort by Assignee to enforce or procure registration for the Trademarks before any administrative, government or other tribunal and further agrees that it will not utilize or seek to utilize the Trademarks, or any confusingly similar trademarks, or the goodwill associated therewith anywhere in the world.

Note: Certain portions of this document have been marked “[c.i.]” to indicate that confidential treatment has been requested for this confidential information. The confidential portions have been omitted and filed separately with the Securities and Exchange Commission.
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     This Assignment shall be binding upon the successors and assigns of Assignor and Assignee. This Assignment (including any claim or controversy arising out of or relating to this Assignment) and the rights and obligations of the Parties hereunder shall be governed by and construed and enforced in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof. This Assignment may be executed in one or more counterparts, each of which shall be deemed and original, but all of which together shall constitute one and the same agreement.
[Remainder of Page Intentionally Left Blank]

Note: Certain portions of this document have been marked “[c.i.]” to indicate that confidential treatment has been requested for this confidential information. The confidential portions have been omitted and filed separately with the Securities and Exchange Commission.
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     IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first written above.

DUSA Pharmaceuticals, Inc.
By:	/s/ Robert F. Doman
Name:	Robert F. Doman
Title:	President and Chief Executive Officer

Acella Pharmaceuticals, LLC
By:	/s/ Harold A. Deas
Name:	Harold A. Deas
Title:	Chief Operating Officer

(Signature Page — Assignment of Trademarks)

Note: Certain portions of this document have been marked “[c.i.]” to indicate that confidential treatment has been requested for this confidential information. The confidential portions have been omitted and filed separately with the Securities and Exchange Commission.
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SCHEDULE 1.1(b)
Trademarks
NICOMIDE®

	Current Owner	Status	Sub Status	Serial #	Filing Date	Reg. #	Reg. Date

United States	DUSA Pharmaceuticals, Inc.	Registered	(None)	78020079	August 8, 2000	2592990	July 9, 2002
NICOMIDE — T®

	Current Owner	Status	Sub Status	Serial #	Filing Date	Reg. #	Reg. Date

United States	DUSA Pharmaceuticals, Inc.	Registered	(None)	78328165	November 14, 2003	2982079	August 2, 2005

Note: Certain portions of this document have been marked “[c.i.]” to indicate that confidential treatment has been requested for this confidential information. The confidential portions have been omitted and filed separately with the Securities and Exchange Commission.
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EXHIBIT D
BILL OF SALE
AND ASSIGNMENT AGREEMENT
     This Bill of Sale and Assignment Agreement (this “Agreement”) by DUSA Pharmaceuticals, Inc., a New Jersey corporation (“Seller”) to Acella Pharmaceuticals, LLC (“Purchaser”), of even date with that certain Asset Purchase Agreement (“APA”) by and between Seller and Purchaser. Seller and Purchaser are each individually referred to herein as a “Party” hereto, and are collectively referred to as the “Parties” herein.
     WHEREAS, the Parties have entered into the APA, to which this Agreement is an Exhibit and a material part;
     WHEREAS, pursuant to the APA, Seller has agreed to hereby sell, assign, transfer, set over, and deliver the Purchased Assets to the Purchaser, and Purchaser has agreed to purchase, accept and receive the same;
     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and received, and the foregoing recitals, incorporated by reference and which comprise a material part of this Assignment, the Parties hereto, intending to be legally bound, agree as follows:
1. Definitions. Unless otherwise defined herein, all capitalized terms used in this Agreement shall have the meanings set forth in the APA.
2. Conveyance and Assignment. The Seller does hereby sell, convey, transfer, assign and deliver to Purchaser, and Purchaser purchases, accepts and receives all of Seller’s right, claim, title and interest in and to the Purchased Assets, along with the original instruments, if any, representing, evidencing or constituting such Purchased Assets in accordance with, and subject to the terms and conditions of, the APA, to have and to hold the same unto the Purchaser, its successors and assigns, forever.
3. Acknowledgment. The Purchaser hereby acknowledges Purchaser’s receipt of such right, title and interest in and to the Purchased Assets, along with the original instruments, if any, representing, evidencing or constituting such Purchased Assets, in accordance with, and subject to the terms and conditions of, the APA.
4. Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the Parties and their respective successors and assigns.
5. Governing Law. This Agreement (including any claim or controversy arising out of or relating to this Agreement) and the rights and obligations of the Parties hereunder shall be governed by and construed and enforced in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof.

Note: Certain portions of this document have been marked “[c.i.]” to indicate that confidential treatment has been requested for this confidential information. The confidential portions have been omitted and filed separately with the Securities and Exchange Commission.
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6. Conflicts with APA. Nothing contained herein shall in any way be construed to supersede, modify, replace, amend or affect the provisions of the APA, including, without limitation, the warranties, covenants, agreements, conditions or representations set forth therein, or to defeat, impair, limit, expand or enlarge in any way the rights, claims or remedies of either party under the APA, including, without limitation, the parties’ respective indemnification obligations thereunder, but is rather intended to and does in fact vest in Purchaser the maximum and exclusive right, claim, title and interest in and to the Purchased Assets as permitted in equity and at law. This Agreement is intended only to effect the purchase of the Purchased Assets pursuant to the APA and shall be governed entirely in accordance with the terms and conditions of the APA. In the event of a conflict between the terms and conditions set forth in this Agreement and the terms and conditions set forth in the APA, or the interpretation and application thereof, the terms and conditions set forth in the APA shall prevail, govern and control in all respects.
7. Severability. If any term or provision of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void, unenforceable or against its regulatory policy such determination shall not affect the enforceability of any others or the remainder of this Agreement.
8. Counterparts. This Agreement may be executed by facsimile and in counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.
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Note: Certain portions of this document have been marked “[c.i.]” to indicate that confidential treatment has been requested for this confidential information. The confidential portions have been omitted and filed separately with the Securities and Exchange Commission.
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     IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first written above.

DUSA Pharmaceuticals, Inc.
By:	/s/ Robert F. Doman
Name:	Robert F. Doman
Title:	President and Chief Executive Officer

Acella Pharmaceuticals, LLC
By:	/s/ Harold A. Deas
Name:	Harold A. Deas
Title:	Chief Operating Officer

(Signature Page — Bill of Sale and Assignment Agreement)

Note: Certain portions of this document have been marked “[c.i.]” to indicate that confidential treatment has been requested for this confidential information. The confidential portions have been omitted and filed separately with the Securities and Exchange Commission.
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SCHEDULE 1.1(a)
Product Domain Names
necomide.com
nicomid.com
nicomide.com
nicomide-T.com

Note: Certain portions of this document have been marked “[c.i.]” to indicate that confidential treatment has been requested for this confidential information. The confidential portions have been omitted and filed separately with the Securities and Exchange Commission.
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SCHEDULE 1.1(b)
Trademarks
NICOMIDE®

	Current Owner	Status	Sub Status	Serial #	Filing Date	Reg. #	Reg. Date

United States	DUSA Pharmaceuticals, Inc.	Registered	(None)	78020079	August 8, 2000	2592990	July 9, 2002
NICOMIDE — T®

	Current Owner	Status	Sub Status	Serial #	Filing Date	Reg. #	Reg. Date

United States	DUSA Pharmaceuticals, Inc.	Registered	(None)	78328165	November 14, 2003	2982079	August 2, 2005

Note: Certain portions of this document have been marked “[c.i.]” to indicate that confidential treatment has been requested for this confidential information. The confidential portions have been omitted and filed separately with the Securities and Exchange Commission.
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SCHEDULE 1.1(c)
Patent
U.S. Patent No. 6,979,468 entitled “Oral Composition and Method for the Treatment of Inflammatory Cutaneous Disorders.”

Note: Certain portions of this document have been marked “[c.i.]” to indicate that confidential treatment has been requested for this confidential information. The confidential portions have been omitted and filed separately with the Securities and Exchange Commission.
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Schedule 2
Product Information
•	For the period beginning March 1, 2006 and ending June 30, 2008, all available [c.i.] data, subject to the consent of [c.i.], to which Seller [c.i.]. All [c.i.] shall be subject to any requirements or conditions of [c.i.], at Purchaser’s expense, and Purchaser agrees to assist Seller as necessary with any documentation required by [c.i.] for transfer of [c.i.] from Seller to Purchaser; and

•	For the period beginning March 1, 2006 and ending June 30, 2008, a [c.i.] for Nicomide®.

Note: Certain portions of this document have been marked “[c.i.]” to indicate that confidential treatment has been requested for this confidential information. The confidential portions have been omitted and filed separately with the Securities and Exchange Commission.
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Summary

March 1, 2006 — June 30, 2008	Invoices	Credits
[c.i.]

[c.i.]	$ [c.i.]	$([c.i.])
[c.i.]	$ [c.i.]	$([c.i.])
[c.i.]	$ [c.i.]	$([c.i.])
[c.i.]	$ [c.i.]	$([c.i.])
[c.i.]	$ [c.i.]	$([c.i.])
[c.i.]	$ [c.i.]	$([c.i.])
[c.i.]	$ [c.i.]	$([c.i.])
[c.i.]	$ [c.i.]	$([c.i.])
[c.i.]	$ [c.i.]	$([c.i.])
[c.i.]	$ [c.i.]	$([c.i.])
[c.i.]	$ [c.i.]	$([c.i.])
[c.i.]	$ [c.i.]	$([c.i.])
[c.i.]	$ [c.i.]	$([c.i.])
[c.i.]	$ [c.i.]	$([c.i.])
[c.i.]	$ [c.i.]	$([c.i.])
[c.i.]	$ [c.i.]	$([c.i.])
[c.i.]	$ [c.i.]	$([c.i.])
[c.i.]	$ [c.i.]	$([c.i.])
[c.i.]	$ [c.i.]	$([c.i.])
[c.i.]	$ [c.i.]	$([c.i.])
[c.i.]	$ [c.i.]
[c.i.]	$ [c.i.]	$([c.i.])
[c.i.]	$ [c.i.]	$([c.i.])
[c.i.]	$ [c.i.]	$([c.i.])
[c.i.]	$ [c.i.]	$([c.i.])
[c.i.]	$ [c.i.]	$([c.i.])
[c.i.]	$ [c.i.]	$([c.i.])
	$ [c.i.]	$([c.i.])

Note: Certain portions of this document have been marked “[c.i.]” to indicate that confidential treatment has been requested for this confidential information. The confidential portions have been omitted and filed separately with the Securities and Exchange Commission.
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Summary

March 1, 2006 — June 30, 2008	Net invoices	Units shipped
[c.i.]

[c.i.]	$ [c.i.]	$([c.i.])
[c.i.]	$ [c.i.]	$([c.i.])
[c.i.]	$ [c.i.]	$([c.i.])
[c.i.]	$ [c.i.]	$([c.i.])
[c.i.]	$ [c.i.]	$([c.i.])
[c.i.]	$ [c.i.]	$([c.i.])
[c.i.]	$ [c.i.]	$([c.i.])
[c.i.]	$ [c.i.]	$([c.i.])
[c.i.]	$ [c.i.]	$([c.i.])
[c.i.]	$ [c.i.]	$([c.i.])
[c.i.]	$ [c.i.]	$([c.i.])
[c.i.]	$ [c.i.]	$([c.i.])
[c.i.]	$ [c.i.]	$([c.i.])
[c.i.]	$ [c.i.]	$([c.i.])
[c.i.]	$ [c.i.]	$([c.i.])
[c.i.]	$ [c.i.]	$([c.i.])
[c.i.]	$ [c.i.]	$([c.i.])
[c.i.]	$ [c.i.]	$([c.i.])
[c.i.]	$ [c.i.]	$([c.i.])
[c.i.]	$ [c.i.]	$([c.i.])
[c.i.]	$ [c.i.]
[c.i.]	$ [c.i.]	$([c.i.])
[c.i.]	$ [c.i.]	$([c.i.])
[c.i.]	$ [c.i.]	$([c.i.])
[c.i.]	$ [c.i.]	$([c.i.])
[c.i.]	$ [c.i.]	$([c.i.])
[c.i.]	$ [c.i.]	$([c.i.])
	$ [c.i.]	$([c.i.])
$ [c.i.]

Note: Certain portions of this document have been marked “[c.i.]” to indicate that confidential treatment has been requested for this confidential information. The confidential portions have been omitted and filed separately with the Securities and Exchange Commission.
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Schedule 3.4
Intellectual Property Disclosure
[c.i.].
License Agreement between River’s Edge Pharmaceuticals LLC and DUSA Pharmaceuticals, Inc. dated July 3, 2008 as amended.
As part and parcel of the Purchased Assets, and as rights appurtenant to the Trademarks, Seller sells, conveys, transfers, assigns and delivers to the Purchaser, and Purchaser purchases, takes delivery of and acquires from Seller as assignee, all of Seller’s right, title, claim and interest in and to [c.i.] listed above, including, without limitation, the sole and exclusive right to enforce such Agreement in the same manner and to the same extent as Seller, to the exclusion of all other parties.